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                                                                Exhibit 10.10



                         FOREST CITY ENTERPRISES, INC.
                            1994 STOCK OPTION PLAN

1.  PURPOSE
    The purpose of the 1994 Stock Option Plan (the "Plan") shall be to enhance the retention and motivation of key employees including officers, executives and other employees who are members of the Company's management team and who, in the judgement of the Committee, can contribute materially to the Company's success by awarding these key employees the opportunity to receive stock options to purchase shares of the Company's Class A common stock. The Plan is also intended to foster within these key employees an identification with ownership and shareholder interest.

2.  DEFINITIONS
    Unless the context of the applicable section clearly indicates otherwise, the terms below, when used within the Plan, shall have the meaning set forth in this Section 2.
      A. BENEFICIARY means the person or persons designated in writing by the Grantee or, in the absence of such a designation or if the designated person or persons predecease the Grantee, the Grantee's beneficiary shall be the person or persons who acquire the right to exercise an option by bequest or inheritance.
      B. BOARD OF DIRECTORS or BOARD means the Board of Directors of the
         Company.
      C. CODE means the Internal Revenue Code of 1986, as amended from time to time.
      D. COMPANY means Forest City Enterprises, Inc.
      E. COMPENSATION COMMITTEE or COMMITTEE means the Compensation
         Committee of the Board of Directors.
      F. DISABILITY means a disability as defined in the Company's Long
         Term Disability Plan, as amended from time to time.
      G. GRANTEE means an executive or management team member to whom an Option has been granted under the Plan.
      H. INCENTIVE STOCK OPTIONS means options to purchase shares of stock within the meaning of Section 422(b) of the Code.
      I. NONQUALIFIED STOCK OPTIONS means options which do not qualify as Incentive Stock Options within the meaning of Section 422(b) of the Code.
      J. OPTION means an option to purchase a share or shares of the Company's par value common stock.
      K. PLAN means the 1994 Stock Option Plan.
      L. RETIREMENT means retirement pursuant to the Company's retirement policies.
      M. SHARES means shares of the Company's par Class A common stock.
      N. TERM OF EXERCISE means the time period during which a particular
         Option may be exercised in accordance with Section 6(G) of this Plan.
      O. Wherever used herein, unless indicated otherwise, words in the masculine form shall be deemed to refer to females as well as to males.

3.  ADMINISTRATION
      A. COMPENSATION COMMITTEE
         The Plan shall be administered by the Compensation Committee of the Board of Directors. No member of the Compensation Committee may exercise discretion with respect to, or participate in, the administration of the Plan if, at any time during the twelve month period prior to such exercise or participation, he or she has been granted or awarded stock, restricted stock, stock options, stock appreciation rights, or any other derivative security of the Company, except as permitted in Rule 16b-3 of the Securities and Exchange Act of 1934, or any successor rule or regulation.
      B. DETERMINATIONS
         Within the limits of the provisions of the Plan, the Committee shall have the plenary authority to determine (i) the key employees to whom awards hereunder shall be granted, (ii) the number of shares subject to each option; provided that, if the award is an incentive stock option, the aggregate fair market value of the shares (as determined at the time the option is granted) which become exercisable in any calendar year for any employee shall not exceed $100,000,
         (iii) the form (incentive stock options or nonqualified stock options) and amount of each award granted, (iv) the provisions of each Option Agreement, and (v) the limitations, restrictions and conditions applicable to any such award. In making such awards the Committee shall take into consideration the performance of each eligible employee. The determinations of the Committee on all



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         matters regarding the Plan shall be final and conclusive unless otherwise determined by the Board of Directors.
      C. INTERPRETATION
         Subject to the provisions of the Plan, the Committee may interpret the Plan, and prescribe, amend and rescind rules and regulations relating to it. The interpretation of any provision of the Plan by the Committee shall be final and conclusive unless otherwise determined by the Board of Directors.

4.  ELIGIBILITY
    Stock options may be granted under the Plan to key employees of the Company, as determined by the Committee, based upon the Committee's evaluation of employees' duties and their overall performance including current and potential contributions to the Company's success. Generally, this group of eligible key employees includes officers, senior executives, directors who are also employees, and any other members of the Company's management team deemed appropriate by the Committee. All determinations by the Committee as to the identity of persons eligible to be granted awards hereunder shall be conclusive.

5.  SHARE AWARDS UNDER THE PLAN
      A. FORM
         Awards under the Plan shall be granted in the form of incentive stock options or nonqualified stock options as herein defined in
         Section 2.
      B. SHARES SUBJECT TO THE PLAN
         The aggregate number of shares that may be awarded as stock options during the term of the plan may not exceed 250,000 authorized but unissued shares or shares held by the Company in its Treasury, subject to adjustments described in section 9-A. The aggregate number of shares which may be awarded to an individual participant during the term of the plan is 25,000 shares, subject to adjustments described in section 9-A. If any stock option granted under the Plan shall terminate, expire or, with the consent of the grantee, be canceled as to any shares, such shares shall again be available for grant under the Plan.

6.  TERMS AND CONDITIONS OF AWARDS
    Stock options granted under the Plan shall be in such form and upon such terms and conditions as the Committee shall determine from time to time, subject to the following:
      A. STOCK OPTION AGREEMENT
         Each stock option granted under the Plan shall be evidenced by an agreement between the Company and the Grantee, in a form approved by the Committee, which has been executed and delivered. Appropriate officers of the Company are hereby authorized to execute and deliver these agreements in the name of the Company as directed from time to time by the Committee.
      B. EXERCISE PRICE FOR STOCK OPTIONS
         (1)With respect to any non-qualified stock options the exercise price to be paid by the Grantee to the Company for each share shall be at least equal to the fair market value of a share on the date the option is granted.
         (2)With respect to any incentive stock option awarded to a Grantee who, on the date of the grant, owns ten percent or less of the total combined voting power of all classes of stock of the Company, the exercise price to be paid by the Grantee to the Company for each share shall be at least equal to the fair market value of a share on the date the option is granted.
         (3)With respect to any incentive stock option awarded to a Grantee who, on the date of the grant, owns more than ten percent of the total combined voting power of all classes of stock of the Company, the exercise price to be paid by the Grantee to the Company for each share shall be not be less than 110% of the fair market value of a share on the date the incentive stock option award is granted. At no time may an option be granted under the plan if the option price per share is less than the par value of the stock.
      C. EXERCISE
         Stock options shall be exercisable subject to provisions of this Plan and any other conditions as determined by the Committee, and shall be evidenced by a written Option Agreement between the key employee and the Company as provided in Section 6(A) of this Plan.
      D. PAYMENT
         At the time that a stock option granted under the Plan, or any part thereof, is exercised, payment for the stock issuable thereupon shall be made in full in cash, money order, certified check, cashier's check, or in shares of stock currently owned by the key employee which have satisfied any required holding period and are valued at the fair market value of the shares on the date of exercise. As


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         soon as reasonably possible following such exercise of a stock option, a certificate representing the shares of stock purchased, registered in the name of the key employee (Grantee), shall be delivered to same.
      E. CASHLESS EXERCISE
         Options may be exercised in whole or in part upon delivery to the Secretary of the Company of an irrevocable written notice of exercise. The date on which such notice is received by the Secretary shall be the date of exercise of the option, provided that within five business days of the delivery of such notice the funds to pay for exercise of the option are delivered to the Company by a broker acting on behalf of the optionee either in connection with the sale of the shares underlying the option or in connection with the making of a margin loan to the optionee to enable payment of the exercise price of the option. In connection with the foregoing, the Company will provide a copy of the notice of exercise of the option to the aforesaid broker upon receipt by the Secretary of such notice and will deliver to such broker, within five business days of the delivery of such notice to the company, a certificate or certificates (as requested by the broker) representing the number of shares underlying the option that have been sold by such broker for the optionee.
      F. TERM OF EXERCISE
         The term during which each stock option granted under the Plan may be exercised shall be as provided within the fully executed and delivered Option Agreement. In no event shall the term during which an option may be exercised exceed ten years from the date upon which such option was granted.
      G. STOCK OPTION VESTING
         No stock options awarded under the Plan may be exercised during the first year following its grant.
      H. FAIR MARKET VALUE
         Fair Market Value shall be determined by the price per share at the close of business on the date on which the stock option grant is awarded or, if the grant date is not a regular business day, by the price per share on the next regular business day following the date of the grant.

7.  DURATION
    With respect to any stock option awarded to a Grantee, such award shall be granted within a period of 10 years from the date on which the Plan is adopted or the date on which the Plan is approved by shareholders, whichever is earlier. The Plan shall remain in effect thereafter until all stock options awarded under the Plan have been exercised, surrendered or expired.

8.  EXERCISE IN THE EVENT OF DEATH OR OTHER TERMINATION OF EMPLOYMENT
      A. DEATH
         If a Grantee shall die while an employee of the Company or during a period of disability, the option can be exercised by his estate, heir or legatee at any time during its original term.
      B. DISABILITY
         If a Grantee's employment by the Company shall terminate because of disability, and Grantee has not died within the following twelve months, he may exercise his options to the extent that he was entitled to do so on the date of his termination of employment, at any time, but not later than the expiration date specified in the Option Agreement by which such award was granted.
      C. RETIREMENT
         If a Grantee's employment shall terminate (i) by reason of his retirement in accordance with the Company's retirement plan or (ii) with the consent of the Committee, his right to exercise shall terminate and be forfeited on the expiration data specified in the Option Agreement by which such award was granted, or three months after termination of employment, whichever date is earlier.
      D. OTHER
         If a Grantee's employment shall terminate for any reason other than death, disability or retirement as provided in Sections 8(A) through 8(C) of the Plan herein, all rights to exercise his option shall terminate and be forfeited on the date of such termination of employment.

9.  MISCELLANEOUS
      A. ADJUSTMENTS IN THE EVENT OF CHANGE IN COMMON STOCK
         In the event of any change in the common stock of the Company by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, combination, split-up, or exchange of shares, or of any similar change affecting the common stock, the number and kind of shares which thereafter may be awarded under the Plan and the number and kind of shares subject to option in outstanding



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         agreements, and the option purchase price per share thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, eligible key employees.
      B. NON-TRANSFERABILITY AND NON-ASSIGNABILITY
         No stock options granted hereunder may be transferred, assigned, pledged or hypothecated, except as provided by will or the applicable laws of descent or distribution, and no awards granted hereunder shall be subject to execution, attachment, or similar process. Each option granted hereunder may be exercised only by the individual to whom it is issued or the executor of the estate and is subject to the terms, conditions and provisions herein.
      C. INVESTMENT REPRESENTATION
         Each stock option agreement may provide that, upon demand by the Committee, the Grantee shall deliver to the Committee at the time of exercise of an option or portion thereof, a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof.
      D. RIGHTS AS A SHAREHOLDER
         Any eligible key employee who receives a stock option under the Plan shall have no rights to the underlying shares until the date of the issuance of a stock certificate to him, and only after such shares are fully paid. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.
      E. NO OBLIGATION TO EXERCISE
         The granting of a stock option under the Plan shall impose no obligation upon an eligible key employee to exercise such option.
      F. INCENTIVE STOCK OPTIONS
         Each option agreement which provides for the grant of an incentive stock option to an eligible key employee shall contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such option as an incentive stock option within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time.
      G. APPLICATION OF PROCEEDS
         The proceeds received by the Company from the sale of common stock under the Plan shall be used for general corporate purposes.
      H. WITHHOLDING TAXES
         Upon the issuance of any stock pursuant to the exercise of a stock option, the Company shall have the right to require the Grantee to remit to the Company an amount payable in cash, money order, certified check or cashier's check that is sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate(s) for shares of common stock. The Committee, in its sole descretion, may permit the Grantee to pay such taxes through the withholding of shares otherwise deliverable to such Grantee in connection with such exercise or the delivery to the Company of shares otherwise acquired by the Grantee.
      I. RIGHT TO TERMINATE EMPLOYMENT
         Nothing in the Plan or any agreement entered into pursuant to the Plan shall confer upon any key employee the right to continue in the employment of the Company or affect any right which the Company has to terminate any key employee.
      J. GOVERNING LAW
         The Plan shall be construed and its provisions enforced and administered in accordance with the laws of Ohio, except to the extent that such laws may be superseded by any federal laws.
      K. AWARDS NOT TREATED AS COMPENSATION UNDER BENEFIT PLANS
         No awards under the Plan shall be considered as compensation under any employee benefit plan of the Company, except as specifically provided in any such plan or as otherwise determined by the Board of Directors.
      L. EFFECT OF MERGER OR OTHER REORGANIZATION
         In the event any merger, consolidation or other reorganization in which the Corporation is not the surviving or continuing corporation, all options that were granted hereunder and that are outstanding on the date of such event shall be assumed by the surviving or continuing corporation.
      M. ELIMINATION OF FRACTIONAL SHARES
         If, under any provision of the Plan or formula used to calculate award levels of stock options, the number so computed is not a whole number, such number of shares shall be rounded down to the next whole number.

10. EFFECTIVE DATE/APPROVAL BY SHAREHOLDERS
    The effective date of the Plan shall be the date on which it is adopted



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    by the Board, subject to approval of the Plan by the holders of a majority of the shares of common stock of the Company within a period beginning 12 months prior to and ending 12 months following approval of the Plan by the Board. The Plan and any grants made as a part of the Plan shall be null and void and of no effect if such condition is not fulfilled.

11. AMENDMENT AND TERMINATION OF THE PLAN
    The Board may, without further action by the shareholders, from time to time, amend, alter, suspend or terminate the Plan, except as otherwise required by applicable federal securities laws.

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                                A G R E E M E N T
                                -----------------

        THIS AGREEMENT, made this     day of         , 1996, by and between
FOREST CITY ENTERPRISES, INC., an Ohio corporation of Cleveland, Ohio,
hereinafter referred to as "Company," and             , hereinafter referred to
as "Employee."

                                   WITNESSETH:
                                   -----------

         WHEREAS, the Board of Directors of the Company is of the opinion that the interests of the Company and its shareholders will be advanced by affording present and future executives and key employees an opportunity to secure stock ownership in the Company,

         NOW THEREFORE, in consideration of the premises and the mutual covenants, agreements and promises set forth herein, the parties hereto agree as follows:

         1. GRANT OF OPTION. The Company granted to the Employee as of September 9, 1996 (the "Option Date") an option to purchase under the 1994 Stock Option Plan (the "Plan"), an aggregate of ______ shares of the presently authorized $0.33 1/3 par value Class A Common Stock of the Company (the "Option"), which Option, subject to all the terms and conditions hereinafter set forth, shall be exercisable by the Employee over the option period as hereinafter described.

         2. OPTION PRICE. The option price with respect to the shares of stock covered by this Agreement (the "Option Shares") shall be $43.125 per share, the price as of the close of business on September 9, 1996.

          3. VESTING AND TIME OF EXERCISE OF OPTION. The Option granted hereunder shall continue in effect for a period of ten (10) years from the date of the granting of the same, except as


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such period may be reduced as hereinafter provided with respect to termination of employment, retirement or death of the Employee.

         The Option shall be exercisable cumulatively over the option period only in accordance with the following terms, conditions and provisions:

                  (a) Except as otherwise provided in the Plan or this Agreement, this Option shall not be exercisable prior to the first business day after the second anniversary of the Option Date, and upon such day the Option shall automatically become vested and exercisable with respect to 25 percent (25%) of the total Option Shares. Thereafter, upon the third anniversary of the Option Date, Employee may exercise up to 50 percent (50%) of the total Option Shares. Upon the fourth anniversary and thereafter until the tenth anniversary of the Option Date, the Employee may exercise up to 100 percent (100%) of the total Option Shares.

                  (b) Except as hereinafter provided, no Option may be exercised unless the Employee is, at the date of such exercise, in the employ of the Company or a subsidiary of the Company, and shall have been continuously so employed since the date his Option was granted. Absence or leave from the Company, or a subsidiary of the Company, shall not be considered an interruption of employment for the purposes of this Agreement.

          4. METHOD OF EXERCISE. Option Shares may be purchased pursuant to this Agreement only upon receipt by the Secretary of the Company of notice in writing from Employee of his intention to purchase, specifying the number of shares as to which he desires to exercise his Option, and said notice shall be accompanied by the full amount of the purchase price in the form of: full cash, a certified or official bank check, a money order, a cashier's check, or in shares of stock currently owned by the Employee and valued at the fair market value of the shares on the date of exercise. In no event shall an Option be exercisable as to less than twenty-five (25) shares at any one time (or all of the remaining shares then subject to the Option, if less than twenty-five (25)).

          5. OPTION CONFERS NO RIGHTS AS COMMON STOCK HOLDER. The Employee shall not be entitled to any privileges of ownership with respect to shares of Class A Common Stock subject to this Option, unless and until purchased and delivered upon the exercise of this Option, in whole or in part, and the Employee becomes a stockholder of record with respect to such delivered shares. The Employee shall not be considered a stockholder of the Company with respect to any such shares not so purchased and delivered.

          6. TERMINATION OF OPTION. In the event the employment of the Employee with the Company, or its subsidiary, shall terminate and prevent him from performing his regular duties for any reason other than disability, death, or retirement with the consent of the Company, all rights to purchase shares pursuant to his Option (including rights to purchase shares thereunder which have accrued but which then remain unexercised) shall forthwith cease and terminate.

         In the event of the termination of his employment because of disability, with the consent of the Company, the Option may be exercised by him at any time prior to the expiration date of the Option, or prior to the expiration of one (1) year after the date of such termination, whichever is the shorter period, but only if, and to the extent, that he was entitled to exercise the Option at the date of such termination.

         In the event of the termination of his employment because of retirement, in accordance with the Company's retirement plan or with the consent of the Compensation Committee, the Option may be exercised by him at any time prior to the expiration date of the Option, or prior to the expiration of three
(3) months after the date of such termination, whichever is the shorter period, but only if, and to the extent that he was entitled to exercise the Option at the date of such termination.

         In the event of the death of the Employee, his Option shall be exercisable any time prior to the expiration date of the Option, or prior to the expiration of one (1) year after the date of death, whichever is the shorter period, but only by the person or persons to whom such Employee's Will or by the laws of descent and distribution of the State of his domicile at the time of his death, and then only if, and to the extent that such Employee was entitled to exercise the Option at the date of his death.

         To the extent that the Option of the Employee shall not have been exercised within the limited period above provided due to his death, retirement or termination because of disability, all further rights to purchase shares pursuant to such Option shall cease and terminate at the expiration of such period.

         7. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred by the Employee other than by Will or the laws of descent and distribution. During the Employee's lifetime, this Option is exercisable only by the Employee or his guardian or legal representative, PROVIDED that if so determined by the Board of Directors, the Employee may, in a manner designated by the Board of Directors, designate a beneficiary to exercise the rights of the Employee under this Option upon the death of the Employee. Absent such a designation, in a case of death, such Option shall be exercisable by the executor, administrator or legal representative of the deceased Employee.

         Except as permitted by the above, this Option may not be sold, transferred, assigned, pledged, hypothecated or otherwise disposed of (whether by operation of law or otherwise) or by subject to execution, attachment or similar process. Any attempted sale, transfer, assignment, pledge, hypothecation or encumbrance, or other disposition of this Option shall be null and void.

          8. CHANGE IN STOCK CAPITALIZATION. If after the effective date of the Stock Option there is any change in the Common Stock of the Company through the declaration of stock dividends or reclassification, reorganization, redesignation or recapitalization resulting in stock split-ups or combinations or exchanges of shares, or through merger, consolidation, liquidation, or other similar event, the number of shares available for option and the shares subject to any option, and the price per share, shall be appropriately adjusted as determined by the Compensation Committee of the Board of Directors to prevent dilution or enlargement of option rights.

         9. EMPLOYMENT RIGHTS. Nothing contained in the Plan, however, or in any Option granted pursuant to the Plan, shall confer upon any Employee any right to be continued in the employment of the Company or any subsidiary of the Company, or interfere in any way with the right of the Company, or such subsidiary, to terminate his employment at any time.

          10. RIGHTS OF AMENDMENTS TO OPTION PLAN. The Board of Directors shall have the right to amend, suspend or terminate the Plan at any time, provided, however, that no such action shall affect or in any way impair the rights of Employee under the Option heretofore granted under the Plan, and provided further that unless first duly approved by the shareholders of the Company entitled to vote thereon at a meeting (which may be the annual meeting) no amendment or change shall be made in the Plan (a) increasing the total number of shares which may be purchased under the Plan; (b) changing the minimum purchase price hereinbefore specified for the optioned shares; (c) changing the option period, the time limitation on the exercise of options under the Plan hereinbefore specified or the rate at which shares may be purchased pursuant to options; or (d) changing the designation of the persons eligible or ineligible for the granting of options under the Plan.

         The Plan shall be administered by the Board of Directors of the Company whose interpretation of the terms and provisions thereof shall be final and conclusive.

          11. DELIVERING OF SHARES. The Employee shall give notice of his intent to exercise an Option, and shares shall be delivered by the Company against full payment of the Option Price in respect of the shares delivered, subject to the conditions of Item 4 hereof.

          12. CANCELLATION OF OPTION RIGHTS. The Board of Directors may cancel all unexercised options hereunder if the Employee, after retirement and while having rights to purchase hereunder, engages in employment or activities which in any way directly or indirectly, divert or attempt to divert from the Company any business whatsoever, and which in the opinion of the Board of Directors are contrary to the best interests of the Company.

          13. NOTICES. Any notice to be given hereunder by the Employee shall be sent by certified or registered mail addressed to the Company for the attention of the Chairman of the Board, or the President, at its principle office, 10800 Brookpark Road, Cleveland, Ohio 44130, and any notice by the Company to the Employee shall be sent by certified or registered mail addressed to the Employee at______________________________________________ . Either party may, by notice given to the other in accordance with the provisions of this Section, change the address to which subsequent notices shall be sent.

          14. EXERCISE OF EARLIER OPTIONS. It is understood that this Option by its terms may not be exercisable if the Employee has an earlier qualified Option granted to him at a higher price which is still outstanding and has not been fully exercised.

          15. AGREEMENT SUBJECT TO THE PLAN. This Agreement is subject to the provisions of the Plan and shall be interpreted in accordance therewith. The Employee hereby acknowledges receipt of a copy of the Plan.

          16. GOVERNING LAWS. It is intended that (a) this Agreement shall come within the provisions of the Plan and shall qualify as an Incentive Stock Option within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly, and (b) the Company will treat any deduction under the Internal Revenue Code of 1986, as amended, in respect of shares acquired by the Employee pursuant hereto in such manner as to accord to the Employee the full benefit of Section 422(b) of the 1986 Internal Revenue Code, as amended. This Agreement shall be governed by the laws of the State of Ohio.

         Further, this Agreement may not be modified orally. It is understood that wherever the masculine pronouns are used in this Agreement, it is intended to include the feminine pronouns as well as the masculine.

          IN WITNESS WHEREOF, we have hereunto set out hands this__________ day of___________________ , 1996.


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




                                      FOREST CITY ENTERPRISES, INC.


                                      -------------------------------


                                      -------------------------------
                                      , Employee

                                A G R E E M E N T
                                -----------------

        THIS AGREEMENT, made this     day of         , 1996, by and between
FOREST CITY ENTERPRISES, INC., an Ohio corporation of Cleveland, Ohio,
hereinafter referred to as "Company," and             , hereinafter referred to
as "Employee."

                                   WITNESSETH:
                                   -----------

         WHEREAS, the Board of Directors of the Company is of the opinion that the interests of the Company and its shareholders will be advanced by affording present and future executives and key employees an opportunity to secure stock ownership in the Company,

         NOW THEREFORE, in consideration of the premises and the mutual covenants, agreements and promises set forth herein, the parties hereto agree as follows:

         1. GRANT OF OPTION. The Company granted to the Employee as of September 9, 1996 (the "Option Date") a nonqualified stock option to purchase under the
1994 Stock Option       Plan (the "Plan"), an aggregate of ______ shares of the
presently authorized $0.33 1/3 par value Class A Common Stock of the Company (the "Option"), which Option, subject to all the terms and conditions hereinafter set forth, shall be exercisable by the Employee over the option period as hereinafter described.

         2. OPTION PRICE. The option price with respect to the shares of stock covered by this Agreement (the "Option Shares") shall be $43.125 per share, the price as of the close of business on September 9, 1996.

          3. VESTING AND TIME OF EXERCISE OF OPTION. The Option granted hereunder shall continue in effect for a period of ten (10) years from the date of the granting of the same, except as such period may be reduced as hereinafter provided with respect to termination of employment, retirement or death of the Employee.

         The Option shall be exercisable cumulatively over the option period only in accordance with the following terms, conditions and provisions:

                  (a) Except as otherwise provided in the Plan or this Agreement, this Option shall not be exercisable prior to the first business day after the second anniversary of the Option Date, and upon such day the Option shall automatically become vested and exercisable with respect to 25 percent (25%) of the total Option Shares. Thereafter, upon the third anniversary of the Option Date, Employee may exercise up to 50 percent (50%) of the total Option Shares. Upon the fourth anniversary and thereafter until the tenth anniversary of the Option Date, the Employee may exercise up to 100 percent (100%) of the total Option Shares.

                  (b) Except as hereinafter provided, no Option may be exercised unless the Employee is, at the date of such exercise, in the employ of the Company or a subsidiary of the Company, and shall have been continuously so employed since the date his Option was granted. Absence or leave from the Company, or a subsidiary of the Company, shall not be considered an interruption of employment for the purposes of this Agreement.

          4. METHOD OF EXERCISE. Option Shares may be purchased pursuant to this Agreement only upon receipt by the Secretary of the Company of notice in writing from Employee of his intention to purchase, specifying the number of shares as to which he desires to exercise his Option, and said notice shall be accompanied by the full amount of the purchase price in the form of: full cash, a certified or official bank check, a money order, a cashier's check, or in shares of stock currently owned by the Employee and valued at the fair market value of the shares on the date of exercise. In no event shall an Option be exercisable as to less than twenty-five (25) shares at any one time (or all of the remaining shares then subject to the Option, if less than twenty-five (25)).

          5. OPTION CONFERS NO RIGHTS AS COMMON STOCK HOLDER. The Employee shall not be entitled to any privileges of ownership with respect to shares of Class A Common Stock subject to this Option, unless and until purchased and delivered upon the exercise of this Option, in whole or in part, and the Employee becomes a stockholder of record with respect to such delivered shares. The Employee shall not be considered a stockholder of the Company with respect to any such shares not so purchased and delivered.

          6. TERMINATION OF OPTION. In the event the employment of the Employee with the Company, or its subsidiary, shall terminate and prevent him from performing his regular duties for any reason other than disability, death, or retirement with the consent of the Company, all rights to purchase shares pursuant to his Option (including rights to purchase shares thereunder which have accrued but which then remain unexercised) shall forthwith cease and terminate.

         In the event of the termination of his employment because of disability, with the consent of the Company, the Option may be exercised by him at any time prior to the expiration date of the Option, or prior to the expiration of one (1) year after the date of such termination, whichever is the shorter period, but only if, and to the extent, that he was entitled to exercise the Option at the date of such termination.

         In the event of the termination of his employment because of retirement, in accordance with the Company's retirement plan or with the consent of the Compensation Committee, the Option may be exercised by him at any time prior to the expiration date of the Option, or prior to the expiration of three
(3) months after the date of such termination, whichever is the shorter period, but only if, and to the extent that he was entitled to exercise the Option at the date of such termination.

         In the event of the death of the Employee, his Option shall be exercisable any time prior to the expiration date of the Option, or prior to the expiration of one (1) year after the date of death, whichever is the shorter period, but only by the person or persons to whom such Employee's Will or by the laws of descent and distribution of the State of his domicile at the time of his death, and then only if, and to the extent that such Employee was entitled to exercise the Option at the date of his death.

         To the extent that the Option of the Employee shall not have been exercised within the limited period above provided due to his death, retirement or termination because of disability, all further rights to purchase shares pursuant to such Option shall cease and terminate at the expiration of such period.

         7. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred by the Employee other than by Will or the laws of descent and distribution. During the Employee's lifetime, this Option is exercisable only by the Employee or his guardian or legal representative, PROVIDED that if so determined by the Board of Directors, the Employee may, in a manner designated by the Board of Directors, designate a beneficiary to exercise the rights of the Employee under this Option upon the death of the Employee. Absent such a designation, in a case of death, such Option shall be exercisable by the executor, administrator or legal representative of the deceased Employee.

         Except as permitted by the above, this Option may not be sold, transferred, assigned, pledged, hypothecated or otherwise disposed of (whether by operation of law or otherwise) or by subject to execution, attachment or similar process. Any attempted sale, transfer, assignment, pledge, hypothecation or encumbrance, or other disposition of this Option shall be null and void.

          8. CHANGE IN STOCK CAPITALIZATION. If after the effective date of the Stock Option there is any change in the Common Stock of the Company through the declaration of stock dividends or reclassification, reorganization, redesignation or recapitalization resulting in stock split-ups or combinations or exchanges of shares, or through merger, consolidation, liquidation, or other similar event, the number of shares available for option and the shares subject to any option, and the price per share, shall be appropriately adjusted as determined by the Compensation Committee of the Board of Directors to prevent dilution or enlargement of option rights.

         9. EMPLOYMENT RIGHTS. Nothing contained in the Plan, however, or in any Option granted pursuant to the Plan, shall confer upon any Employee any right to be continued in the employment of the Company or any subsidiary of the Company, or interfere in any way with the right of the Company, or such subsidiary, to terminate his employment at any time.

          10. RIGHTS OF AMENDMENTS TO OPTION PLAN. The Board of Directors shall have the right to amend, suspend or terminate the Plan at any time, provided, however, that no such action shall affect or in any way impair the rights of Employee under the Option heretofore granted under the Plan, and provided further that unless first duly approved by the shareholders of the Company entitled to vote thereon at a meeting (which may be the annual meeting) no amendment or change shall be made in the Plan (a) increasing the total number of shares which may be purchased under the Plan; (b) changing the minimum purchase price hereinbefore specified for the optioned shares; (c) changing the option period, the time limitation on the exercise of options under the Plan hereinbefore specified or the rate at which shares may be purchased pursuant to options; or (d) changing the designation of the persons eligible or ineligible for the granting of options under the Plan.

         The Plan shall be administered by the Board of Directors of the Company whose interpretation of the terms and provisions thereof shall be final and conclusive.

          11. DELIVERING OF SHARES. The Employee shall give notice of his intent to exercise an Option, and shares shall be delivered by the Company against full payment of the Option Price in respect of the shares delivered, subject to the conditions of Item 4 hereof.

          12. CANCELLATION OF OPTION RIGHTS. The Board of Directors may cancel all unexercised options hereunder if the Employee, after retirement and while having rights to purchase hereunder, engages in employment or activities which in any way directly or indirectly, divert or attempt to divert from the Company any business whatsoever, and which in the opinion of the Board of Directors are contrary to the best interests of the Company.

          13. NOTICES. Any notice to be given hereunder by the Employee shall be sent by certified or registered mail addressed to the Company for the attention of the Chairman of the Board, or the President, at its principle office, 10800 Brookpark Road, Cleveland, Ohio 44130, and any notice by the Company to the Employee shall be sent by certified or registered mail addressed to the Employee at______________________________________________ . Either party may, by notice given to the other in accordance with the provisions of this Section, change the address to which subsequent notices shall be sent.

          14. EXERCISE OF EARLIER OPTIONS. It is understood that this Option by its terms may not be exercisable if the Employee has an earlier qualified Option granted to him at a higher price which is still outstanding and has not been fully exercised.

          15. AGREEMENT SUBJECT TO THE PLAN. This Agreement is subject to the provisions of the Plan and shall be interpreted in accordance therewith. The Employee hereby acknowledges receipt of a copy of the Plan.

          16. GOVERNING LAWS. This Option is hereby designated as not constituting an "incentive stock option" within the meaning of section 422 of the Internal Revenue Code of 1986, as amended; this Agreement shall be interpreted and treated consistently with such designation. This Agreement shall be governed by the laws of the State of Ohio.

         Further, this Agreement may not be modified orally. It is understood that wherever the masculine pronouns are used in this Agreement, it is intended to include the feminine pronouns as well as the masculine.

          IN WITNESS WHEREOF, we have hereunto set out hands this__________ day of___________________ , 1996.

                                      FOREST CITY ENTERPRISES, INC.


                                      -------------------------------


                                      -------------------------------
                                      , Employee